ICF Investor Presentation

Baird 2020 Global Consumer, Technology & Services Conference

June 2, 2020

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

ICF: A professional + technology services firm

Serve a roster of government clients, energy utilities + commercial clients

Leverage deep domain expertise to achieve superior results for clients

Deliver strong cross-cutting capabilities in technology + engagement

Benefit from visibility of a substantial backlog + growth profile of commercial revenues

A growth platform combining organic initiatives + acquisitions

Synergy in markets + capabilities


Advisory + Strategy
Program Management
Technology, Analytics + Engagement
Energy, Environment + Infrastructure
44%
Health + Social Programs
39%
Consumer + Financial
9%
Safety + Security
8%

Revenue percentages are based on Q1 2020 TTM financial performance released on May 5, 2020

Track record of strong revenue + EPS growth

Revenue:
5-year CAGR
7.1%

GAAP EPS:
5-year CAGR
12.4%

COVID-19 impact

Impact on Q1 2020 revenue ~$4M

Due to program cancellations in commercial marketing services and postponed events for international government clients

Expect short-term impact to be more than offset by medium- to long-term opportunities

COVID-19 opportunities

Increased spending on public health at federal agencies that are existing clients

Pandemic response and recovery spending under President's national emergency declaration

$2T government stimulus spending across public health, infrastructure, disaster recovery and resilience

ITG acquisition

ITG is a unique IT consulting firm delivering application modernization and business transformation for U.S. federal government clients

Key business statistics

$90M 2019 Revenue

+$100M revenue run-rate

92% prime contract revenue

> **EBITDA** margin than ICF's

350 Digital transformation consultants

65+ CSM & SAFe certifications

Key tech partners

servicenow, aws, Appian, MuleSoft, salesforce

Representative systems ITG builds

- Case Management
- Purchasing + Acquisitions
- Grants Management
- Asset Management
- Contract Writing
- Content Management
- Financial Management
- Audit Tracking
- Inspections
- Workforce Management
- Healthcare Compliance
- Emergency Management

ICF

Meaningful joint growth opportunities

- ICF's Domain Expertise + Client Relationships
- ICF's Robust Business Development Engine
- ICF's Best-in-Class Contract Vehicles
- Selective Insourcing
- ITG's Qualifications

ITG brings a substantial business development pipeline and a backlog that provides visibility

ICF has a large number of net new opportunities in its pipeline for which ITG enhances our win potential

Combination of ICF's deep domain expertise and broad client base with ITG's IT modernization skills will allow us to identify "new-new" opportunities

Opportunity also exists to bring inhouse the revenues historically subcontracted out by ITG

ICF

Catalysts for long-term organic growth

Federal Government

- Civilian agency spending
- Public health
- IT modernization
- Citizen engagement

State + Local Government

- Disaster management: recovery + mitigation
- Infrastructure spending

Electric Utilities

- Energy efficiency outsourcing in California
- Distributed energy resources
- Resilience planning

Digital Transformation

- Personalization/loyalty platforms
- Data convergence
- Data analytics
- CRM systems

ICF culture: a source of competitive advantage

Purpose

To build a more prosperous and resilient world for all.

Values

Interact with integrity

Bring your passion

Embrace differences

Challenge assumptions

Work together

Be greater than

Drivers of long-standing client relationships

- Institutional memory of government and utility programs
- Workforce of long-time industry experts
- Long-term contract vehicles with government and utility clients
- Proprietary IP/loyalty programs

We serve a roster of government clients, energy utilities + commercial clients*

>80% of revenues from government clients + energy utility clients

Provides significant opportunities for expansion


US Federal
39%
US State and Local
18%
Energy Utilities
15%
Commercial
20%
Non-US Government
8%

*Based on Q1 2020 TTM financial performance released on May 5, 2020

We work with a broad array of government clients

Government revenues 65% of total revenues*

US federal revenues primarily from civilian agencies


HHS 16%
DOD 6%
DOS 4%
EPA 2%
DOT 1%
HUD 1%
DOJ 1%
Other Fed 8%
Non-US Government 8%
US State and Local 18%
Energy Utilities 15%
Commercial 20%

*Based on Q1 2020 TTM financial performance released on May 5, 2020

Utility industry clients

Energy efficiency programs for utilities: State-mandated

Utility transformation: distributed energy + grid modernization

Majority long-term contracts

ICF's go-to-market brand for digital transformation services

ICF next

Technology | Analytics | Engagement | Strategy | Loyalty

Combines creativity of an agency with deep domain expertise of a consultancy

Designs solutions that drive real participation with customers, citizens, colleagues

Built specifically to realize the benefits of an integrated model

Financial Performance

Track record of consistent revenue + earnings growth


Revenue ($ Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,050
$1,132
$1,185
$1,229
$1,338
$1,479
7.1% 5 yr. CAGR
2014
2015
2016
2017
2018
2019


EPS
GAAP EPS
Non-GAAP Adj.*
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.51
$2.00
$2.64
$2.00
$2.87
$2.40
$3.27
$3.02
$3.73
$3.18
$4.15
$3.59
10.6% 5 yr. CAGR -- Non-GAAP
2014
2015
2016
2017 **
2018
2019

*Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

**2017 Non-GAAP EPS excludes the one-time benefit of a Deferred Tax Liability (DTL) revaluation for 2017, as a result of the 2017 Tax Reform Act

2020 guidance

Revenue $1.450B - $1.510B

EBITDA $126.0M - $136.0M

GAAP EPS $2.85 - $3.15*

Non-GAAP EPS $3.50 - $3.80

Operating Cash Flow ~$110M

Reflects lower YoY revenues in commercial marketing and events work for international government clients due to COVID-19

Anticipates a progressive return to more normalized business conditions in H2

Assumes no material new revenues in H2 associated with COVID-19 opportunities or other meaningful opportunities in our pipeline

* Exclusive of special charges

Revenue + EPS, Q1 2020

Revenue ($ Millions)*

Q-o-Q Growth: 5.0%



$600
$500
$400
$300
$200
$100
$0
$341.3
$358.2
Q1 2019
Q1 2020

EPS*

Non-GAAP EPS** Q-o-Q Growth: -4.6%



$1.50
$1.00
$0.50
$0.00
$0.87
$0.80
$0.83
$0.55
Q1 2019
Q1 2020
GAAP EPS
Non-GAAP EPS

*Based on Q1 2020 financial performance released on May 5, 2020

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

Contract awards + backlog


Contract Awards ($ Millions)*
Book-to-Bill Ratio (TTM)
Q1 2019 1.32 Q1 2020 1.06
$600
$300
$0
$289
$357
Q1 2019
Q1 2020


Backlog ($ Billions)*
Funded
Unfunded
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.3
$1.2
$1.1
$2.7
$1.4
$1.3
Q1 2019
Q1 2020

*Based on Q1 2020 financial performance released on May 5, 2020

Pipeline ($B)


$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.6
$4.3
$4.2
$4.4
$5.7
$5.5
$5.8
$6.4
$6.3
$6.5
$6.5
$6.8
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

Increasing pipeline of qualified opportunities, the majority of which relate to U.S. federal clients

Operating cash flow, 2015 - 2020



$M
Dividends
Debt Repayment & Other
Share Repurchase
CAPEX
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$76.2
$36.3
$23.9
$16.0
$80.1
$51.5
$10.8
$17.8
$117.2
$70.2
$27.7
$19.3
$74.7
$7.9
$30.0
$11.3
$25.5
$91.4
$10.5
$31.9
$20.5
$28.5
$110.0
2015
2016
2017
2018
2019
2020 GUIDANCE*

Net Debt	$303.8	$253.3	$194.4	$188.7	$159.0
Debt/ EBITDA**	2.64x	2.15x	1.73x	1.57x	1.17x

*Based on Q1 2020 financial performance released on May 5, 2020

**As defined by banking agreement

Corporate citizenship – it matters

Investing in Our People

Provided opportunities for all employees to develop + advance.

56%
female leaders

29%
female board members

Gender Pay Equity

no meaningful disparity across genders in the same roles*

Lower Turnover

16.5% voluntary turnover rate, as compared to 18.6% benchmark

Making a Sustainable Commitment

Made progress on our carbon reduction goal + remained carbon neutral.

100%
net renewable electricity for global operations—via renewable energy certificates

31%
reduction in greenhouse gas emissions per employee since baseline 2013

Zero
net zero carbon status since 2006 due to investments in high-quality carbon offsets

Supporting Important Causes

Donated to causes important to our employees + communities.

$473,000
corporate cash donations

$140,000
employee donations through our giving program

1 to 1
ICF-matched employee donations

*Annual audit concluded no statistically significant disparities across genders for comparable incumbents in the same roles.

In summary — ICF

Distinctive expertise in high-growth sectors of government, energy utility industry + digital transformation

Established long-term client and contract relationships

Substantial contract backlog – robust business development pipeline and track record of high win rates

All leading to substantial organic growth opportunities + the potential for accretive acquisitions

Thank you

icf.com

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ICF (NASDAQ:ICFI) is a global consulting services company with over 7,000 full- and part-time employees, but we are not your typical consultants. At ICF, business analysts and policy specialists work together with digital strategists, data scientists and creatives. We combine unmatched industry expertise with cutting-edge engagement capabilities to help organizations solve their most complex challenges. Since 1969, public and private sector clients have worked with ICF to navigate change and shape the future.
Learn more at icf.com.